Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in connection with the Quarterly Report of Knightscope, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, William Santana Li, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(i)	the accompanying Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2025	By:	/s/ William Santana Li
		Name:	William Santana Li
		Title:	Chief Executive Officer and President
(Principal Executive Officer)